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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 14, 2003



                          NEWFIELD EXPLORATION COMPANY
             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                     1-12534                 72-1133047
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)



                    363 N. SAM HOUSTON PARKWAY E., SUITE 2020
                              HOUSTON, TEXAS 77060
                    (Address of Principal Executive Offices)



                                 (281) 847-6000
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.    OTHER EVENTS

         On October 14, 2003, Newfield issued its @NFX publication, which includes a summary of its natural gas and crude oil hedge positions as of October 14, 2003. A copy of this publication is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)    Exhibits

                99.1 @NFX publication issued by Newfield Exploration Company on October 14, 2003.


                                       2

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWFIELD EXPLORATION COMPANY



Date:  October 15, 2003                By:  /s/ TERRY W. RATHERT
                                            -----------------------------------
                                            Terry W. Rathert
                                            Vice President and Chief Financial
                                            Officer (Authorized Officer and
                                            Principal Financial Officer)


                                       3

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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------

  99.1 @NFX publication issued by Newfield Exploration Company on October 14, 2003.